SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): January 8, 2004

                               ASSURE ENERGY, INC.
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             (Exact name of registrant as specified in its charter)

           Nevada                    333-61714                   13-4125563
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(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer of
       incorporation)                                        Identification No.)

521-3rd Avenue SW, Suite 1250, Calgary, Alberta, Canada           2TP 3T3
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      (Address of principal executive offices)                   (Zip Code)

                                 (403) 266-4975
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              (Registrant's telephone number, including area code)

            2750-140 4th Avenue SW, Calgary, Alberta, Canada T2P 3N3
            --------------------------------------------------------
                 (Former address, if changed since last report)


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

      Rogoff & Company, P.C. was our independent certifying accountant for the fiscal years ended December 31, 2002 and December 31, 2001. On January 8, 2004, they were dismissed by us and we subsequently engaged BDO Dunwoody LLP, 1900-801 6th Avenue SW, Calgary, Alberta T2P 3W2, as our certifying accountant for the fiscal year ended December 31, 2003. The dismissal of Rogoff & Company, P.C. and appointment of BDO Dunwoody LLP was approved by our board of directors.

      The reports of Rogoff & Company, P.C. on our financial statements for the year ended December 31, 2002 and December 31, 2001 contained no adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principle.

      In connection with the audits of the fiscal years ended December 31, 2002 and December 31, 2001 and during the subsequent interim period through January 8, 2004 there were no disagreements between us and Rogoff & Company, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused Rogoff & Company, P.C. to make reference to the subject matter of the disagreement in connection with their reports.

      In connection with the audits of the fiscal years ended December 31, 2002 and December 31, 2001 and during the subsequent interim period through January 8, 2004, Rogoff & Company, P.C. did not advise us that:

      o internal controls necessary for us to develop reliable financial statements did not exist;

      o information had come to their attention that led them to no longer be able to rely on our management's representations or made them unwilling to be associated with the financial statements prepared by our management;

      o there was a need to expand significantly the scope of their audit, or that information had come to their attention during such time periods that if further investigated might materially impact the fairness or reliability of either a previously issued audit report or the underlying financial statement; or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report;

      o information had come to their attention that they had concluded materially impacted the fairness or reliability of either (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report.


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ITEM 7. EXHIBITS

      Exhibits filed as part of this Report are as follows:

Exhibit 16. Letter from Rogoff & Company, P.C. regarding confirmation of our assertions on changes in Registrant's certifying accountants.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly cause this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ASSURE ENERGY, INC.

Dated: January 12, 2004                 By: /s/ Harvey Lalach
                                           -------------------------------------
                                           Harvey Lalach, President


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